Financial Risk Management	6 Months Ended
Jun. 30, 2018
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Financial Risk Management

NOTE 19 - FINANCIAL RISK MANAGEMENT

The Group’s financial risk management strategy focuses on minimizing the cash flow impacts of volatility in foreign currency exchange rates, metal prices and interest rates, while maintaining the financial flexibility the Group requires in order to successfully execute the Group’s business strategies.

Due to Constellium’s capital structure and the nature of its operations, the Group is exposed to the following financial risks: (i) market risk (including foreign exchange risk, commodity price risk and interest rate risk); (ii) credit risk and (iii) liquidity and capital management risk.

19.1 Market risk

In 2016, the Group agreed with a major customer for the sale of fabricated metal products in U.S. Dollars to be supplied from a Euro functional currency entity. In line with its hedging policy, the Group entered into significant foreign exchange derivatives which match related highly probable future conversion sales by selling U.S. Dollars against Euros. The Group designated these derivatives for hedge accounting, with total nominal amount of $427 million, as of June 30, 2018 ($484 million as of December 31, 2017), with maturity 2018-2022.

For hedges that do not qualify for hedge accounting, any mark-to-market movements are recognized in Other gains / (losses) – net.

The table below details the effect of foreign currency derivatives in the Unaudited Interim Consolidated Income Statement and the Statement of Comprehensive Income / (Loss):

(In millions of Euros)	Three months ended June 30, 2018	Three months ended June 30, 2017	Six months ended June 30, 2018	Six months ended June 30, 2017
Derivatives that do not qualify for hedge accounting
Included in Other gains / (losses) – net
Realized losses on foreign currency derivatives – net	(1)	(2)	(2)	(11)
Unrealized gains on foreign currency derivatives – net(A)	5	5	4	12
Derivatives that qualify for hedge accounting
Included in Revenue
Realized gains / (losses) on foreign currency derivatives – net	2	(1)	4	(2)
Unrealized (losses) / gains on foreign currency derivatives – net	(1)	2	(1)	1
Included in Other gains / (losses) – net
Realized losses on foreign currency derivatives – net	(2)	—	(1)	—
Unrealized gains / (losses) on foreign currency derivatives - net	—	—	—	—
Realized gains / (losses) in ineffective portion of derivatives	—	—	—	—
Included in other comprehensive income / (Loss)
Unrealized (losses) / gains on foreign currency derivatives - net	(22)	25	(11)	28
(Losses) / gains reclassified from cash flow hedge reserve to Consolidated Income Statement	(1)	(1)	(3)	1

(A)	Gains or losses on the hedging instruments are expected to offset losses or gains on the underlying hedged forecasted sales that will be reflected in future periods when these sales are recognized.

19.2 Liquidity and capital risk management

The liquidity requirements of the overall Company are funded by drawing on available credit facilities, while the internal management of liquidity is optimized by means of cash pooling agreements and/or intercompany loans and deposits between the Company’s operating entities and central Treasury.

At June 30, 2018, the borrowing base for the Pan US ABL facility was $292 million and was €90 million for the French entities inventory credit facility. After deduction of amount drawn and letters of credit, the Group had €263 million of outstanding availability under these secured revolving credit facilities at June 30, 2018.

At June 30, 2018, liquidity was €561 million, comprised of €166 million of cash and cash equivalents and €395 million of available undrawn facilities including the €263 million described above.